COLUMBIA FUNDS SERIES TRUST I

Columbia Small Cap Value Fund I

Supplement dated June 23, 2010

to the Prospectuses dated November 1, 2009, as supplemented

The Board of Trustees of Columbia Funds Series Trust I (the “Trust”) has approved the suspension of the offering and sale of shares of Columbia Small Cap Value Fund I (the “Fund”), a series of the Trust, to new investors and new accounts as of the close of business on June 30, 2010, subject to certain limited exceptions. In connection with this action, the prospectuses for all share classes of the Fund are hereby supplemented by including the following disclosure under the heading “Comparison of the Share Classes – Share Class Features – Eligible Investors and Minimum Initial Investments” and under the heading “Opening an Account and Placing Orders – Buying Shares – Eligible Investors”:

As of the close of business on June 30, 2010 (the “Closing Date”), the Fund will suspend its offer and sale of shares to new investors and new accounts, subject to certain limited exceptions described below:

1.	Investors who have opened and funded an account with the Fund on or prior to the Closing Date will be able to make additional purchases of Fund shares;

2.	Any retirement plan may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares if the retirement plan or another retirement plan with the same or an affiliated plan sponsor has invested in the Fund as of the Closing Date and holds Fund shares at the plan level;

3.	Any discretionary wrap program that holds Fund shares as of the Closing Date may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares;

4.	All retirement plans and discretionary wrap programs that have approved the Fund as an investment option as of the Closing Date, but that have not opened an account as of that date, may open an account and make purchases of Fund shares and add new accounts, provided that the retirement plan or the discretionary wrap program opens its initial account with the Fund prior to December 31, 2010;

5.	All discretionary wrap programs and discretionary model retirement asset allocation programs that follow an asset allocation model that includes the Fund as an investment option as of the Closing Date may open an account and make purchases of Fund shares and add new accounts; and

6.	Any Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code that has accounts that hold Fund shares as of the Closing Date may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares.

In the event that an order to purchase shares is received by the Fund or its transfer agent after June 30, 2010 from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund or its transfer agent and any money that the Fund or its transfer agent received with the order will be returned to the investor, account or selling agent, as appropriate, without interest.

Shareholders should retain this Supplement for future reference.

INT-47/59109-0610